Exhibit T3E-2

LETTER OF TRANSMITTAL

Offer for Any and All of the Outstanding
Optionally Convertible Equity-Linked Accreting Notes (OCEANsSM)
due March 6, 2032
(CUSIP Nos. 03072MAC2 and 03072MAD0)
in Exchange for
Optionally Convertible Equity-Linked Accreting Notes (OCEANsSM)
due March 6, 2032
(CUSIP Nos. 03072MAE8 and 03072MAF5) and an Exchange Fee
of
AmerUs Group Co.

THE EXCHANGE OFFER PURSUANT TO THE OFFERING CIRCULAR DATED NOVEMBER 16, 2004 WILL EXPIRE AT 9:00 A.M., NEW YORK CITY TIME, ON DECEMBER 15, 2004 UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 9:00 A.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

       Each holder of Existing OCEANs wishing to participate in the Exchange Offer, except holders of Existing OCEANs executing their tenders through the Automated Tender Offer Program (“ATOP”) procedures of The Depository Trust Company, as depository (“DTC”), should complete, sign and subject this Letter of Transmittal to the exchange agent, BNY Midwest Trust Company (the “Exchange Agent”), before the Expiration Date.

Delivery To:

BNY Midwest Trust Company

c/o The Bank of New York
Exchange Agent
Corporate Trust Department
Reorganization Unit
101 Barclay Street
New York, New York 10007

By Facsimile Transmission:

(212) 298-1915

Attention: Giselle Guadalupe

Confirm by Telephone:

(212) 815-6331

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

      BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THE LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

      We are making the Exchange Offer in reliance on the exemption from the registration requirements of the Securities Act of 1933 afforded by Section 3(a)(9) thereof.

      The Exchange Offer is not being made to, nor will we accept tenders of Existing OCEANs from, holders in any jurisdiction in which the Exchange Offer or acceptance thereof would not be in compliance with the securities or “blue sky” laws of such jurisdiction.

      The undersigned acknowledges that he or she has received the offering circular, dated November 16, 2004 (as amended or supplemented from time to time, the “Offering Circular”), of AmerUs Group Co., an Iowa corporation (the “Company”), and this Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange $1,000 in original principal amount of Optionally Convertible Equity-Linked Accreting Notes (OCEANsSM) due March 6, 2032 (the “New OCEANs”) and an exchange fee of $2.50 for each $1,000 in original principal amount of Optionally Convertible Equity-Linked Accreting Notes (OCEANsSM) due March 6, 2032 (the “Existing OCEANs”) of the Company held by the registered holders thereof. The Company is offering to exchange all of the Existing OCEANs.

      The undersigned hereby tenders the Existing OCEANs described in the box entitled “Description of Existing OCEANs” below pursuant to the terms and conditions described in the Offering Circular and this Letter of Transmittal. The undersigned is the registered holder of all his respective Existing OCEANs (the “Holder”) and the undersigned represents that it has received from each beneficial owner of Existing OCEANs (the “Beneficial Owner”) a duly completed and executed form of “Instructions to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

      In order to tender Existing OCEANs in the Exchange Offer, you must BOTH:

1. (A) tender your Existing OCEANs by book-entry transfer to the account maintained by the Exchange Agent at DTC such that the Existing OCEANs are received by the Exchange Agent prior to 9:00 a.m., New York City time, on the Expiration Date according to the procedures set forth in the section titled “The Exchange Offer — Procedures for Tendering Existing OCEANs”, in the Offering Circular and the instructions in this Letter of Transmittal, or

(B) tender your Existing OCEANs according to the guaranteed delivery procedures set forth in the section titled “The Exchange Offer — Guaranteed Delivery Procedures,” in the Offering Circular and the instructions in this Letter of Transmittal, if you are unable to deliver confirmation of the book-entry tender of your Existing OCEANs into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”) and all other documents required by this Letter of Transmittal to the Exchange Agent prior to 9:00 a.m., New York City time, on the Expiration Date, AND

2. submit a properly completed Letter of Transmittal to the Exchange Agent by mail or facsimile so that it is received by the Exchange Agent at the address set forth on the cover of this Letter of Transmittal prior to 9:00 a.m., New York City time, on the Expiration Date. You need not submit this Letter of Transmittal if, in accordance with ATOP, DTC will send an agent’s message (“Agent’s Message”) stating that DTC has received an express acknowledgment from you that you will be bound by the terms and conditions hereof as if you had completed, executed and delivered this Letter of Transmittal.

      Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

      The Company reserves the right, at any time, or from time to time, to extend the Exchange Offer and to amend any of the terms and conditions of the Exchange Offer, other than conditions required by applicable law, at its discretion. The Company shall notify the Holders of the Existing OCEANs of any extension promptly by oral or written notice thereof.

      The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      List below the Existing OCEANs to which this Letter of Transmittal relates. If the space provided below is inadequate, the information required below should be listed and attached on a separate signed schedule. Tenders of Existing OCEANs will be accepted only in denominations of $1,000 and multiples thereof.

DESCRIPTION OF EXISTING OCEANs

Name(s) and Address(es) of Registered Holder(s) or
Name of DTC Participant and Participant’s DTC
	Account Number in Which Existing OCEANs Are Held	Aggregate Original Principal Amount
	(Please fill in, if blank)	of Existing OCEANs Presently Held/Tendered*

Total

*	Unless otherwise specified above, all Existing OCEANs held for the account of the undersigned will be tendered.

☐	CHECK HERE IF TENDERED EXISTING OCEANs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED EXISTING OCEANs ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

If Guaranteed Delivery is to be made by Book-Entry Transfer, complete the following:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Please read the section titled “The Exchange Offer — Conditions for Completion of the Exchange Offer”, in the Offering Circular.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE OFFERING CIRCULAR.

Name:

Address:

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer set forth in the Offering Circular, receipt of which is hereby acknowledged, and this Letter of Transmittal, the undersigned hereby tenders to the Company the aggregate amount of Existing OCEANs indicated in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Existing OCEANs tendered hereby in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Existing OCEANs as are being tendered hereby.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Existing OCEANs with full knowledge that the Exchange Agent also acts as an agent for the Company, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Offering Circular, to: deliver Existing OCEANs to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the New OCEANs to be issued in exchange for such Existing OCEANs; present such Existing OCEANs for transfer, and transfer the Existing OCEANs on the books of the Company; and receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Existing OCEANs, all in accordance with the terms and conditions of the Exchange Offer.

      The undersigned hereby covenants, represents and warrants that:

1. the undersigned is the beneficial owner of, or duly authorized representative of one or more beneficial owners of, the Existing OCEANs tendered for exchange hereby;

2. the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Existing OCEANs tendered hereby, and to acquire New OCEANs issuable upon the exchange of such tendered Existing OCEANs;

3. when the Existing OCEANs are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Existing OCEANs, and not subject to any adverse claim or right when the same are accepted by the Company;

4. any New OCEANs acquired in exchange for Existing OCEANs tendered hereby will have been acquired in the ordinary course of business of the person receiving such New OCEANs, whether or not such person is the undersigned;

5. neither the Holder of such Existing OCEANs nor any such other person is an “affiliate” of the Company, as defined in Rule 405 under the Securities Act of 1933 (the “Securities Act”); and

6. the undersigned agrees with all of the terms and conditions of the Exchange Offer and agrees that tenders of Existing OCEANs pursuant to any of the procedures described in the accompanying instructions will constitute the undersigned’s acceptance of the terms and conditions of the Exchange Offer.

      The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the New OCEANs issued pursuant to the Exchange Offer in exchange for the Existing OCEANs may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company or any of the guarantor subsidiaries of the Existing OCEANs or the New OCEANs, within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New OCEANs are acquired in the ordinary course of such holders’ business, such holders are not holding any Existing OCEANs that have the status of, or are reasonably likely to have the status of, an unsold allotment in the initial offering, and such Holders have no arrangement with any person to participate in the distribution of such New OCEANs. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New OCEANs and has no arrangement or understanding to participate in a distribution of New OCEANs. If any Holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New OCEANs to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of Section 10 of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New OCEANs for its own account in exchange for Existing OCEANs, it represents that the Existing OCEANs to be exchanged for the New OCEANs were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of Section 10 of the Securities Act in connection with any resale of such New OCEANs; however, by so acknowledging and by delivering a prospectus meeting the requirements of Section 10 of the Securities Act, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

      The undersigned understands that acceptance of tendered Existing OCEANs by the Company for exchange will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a participant elects to accept the Exchange Offer by transmitting an express acknowledgement in accordance with the ATOP procedures, such participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Offering Circular, the Company may not be required to accept for exchange any of the Existing OCEANs tendered thereby.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Existing OCEANs tendered hereby. The undersigned agrees that it (and any beneficial owner(s) on whose behalf it is acting) will not sell, pledge, hypothecate or otherwise encumber or transfer any Existing OCEANs tendered thereby from the date of this Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect.

      For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Existing OCEANs (or defectively tendered Existing OCEANs which defect the Company has, or has caused to be, waived) if and when the Company gives oral or written notice thereof to the Exchange Agent. This tender may be withdrawn only in accordance with the procedures set forth in the section titled “The Exchange Offer — Withdrawal Rights,” in the Offering Circular.

      All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

      Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please credit the New OCEANs to the account indicated above maintained at DTC. Similarly, unless otherwise indicated herein in the box entitled “Special Delivery Instructions” below, please deliver the New OCEANs to the account indicated above maintained at DTC. Any Existing OCEANs not exchanged or not accepted for exchange will be credited to the account indicated above maintained at DTC promptly following the expiration or termination of the Exchange Offer.

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF EXISTING OCEANs” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE EXISTING OCEANs AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 2 and 3)

      To be completed ONLY if the New OCEANs are to be issued in the name of someone other than the registered holder of the Existing OCEANs whose name(s) appear(s) above.

Issue New OCEANs to:

Name:

(Please Type or Print)

Address:

(Include Zip Code)

Taxpayer Identification or Security Number
(Complete Substitute Form W-9)

(Book-Entry Transfer Facility Account Number,
if applicable)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2 and 3)

      To be completed ONLY if the New OCEANs are to be delivered to someone other than the registered holder of the Existing OCEANs whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Deliver New OCEANs to:

Name:

(Please Type or Print)

Address:

(Include Zip Code)

Taxpayer Identification or Security Number
(Complete Substitute Form W-9)

(Book-Entry Transfer Facility Account Number,
if applicable)

PLEASE SIGN HERE TO TENDER YOUR EXISTING OCEANs

(To be completed by all Tendering Holders)
(Complete accompanying substitute Form W-9 below)

Signature(s) of Owner(s)

Date	Area Code and Telephone Number

      If a Holder is tendering any Existing OCEANs, this Letter of Transmittal must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Existing OCEANs or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. SEE INSTRUCTION 2.

Name(s):

(Please Type or Print)

Capacity or Title:

Address:

(Include Zip Code)

SIGNATURE GUARANTEE

(IF REQUIRED BY INSTRUCTION 2)

Signature(s) Guaranteed by an Eligible Guarantor Institution:

(Authorized Signature)

(Title)

(Name and Firm)

Date	Area Code and Telephone Number

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF, OR AN ELECTRONIC CONFIRMATION PURSUANT TO DTC’S ATOP SYSTEM (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 9:00 A.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

      1. Delivery of this Letter of Transmittal; Guaranteed Delivery Procedures. This Letter of Transmittal, or an electronic confirmation pursuant to DTC’s ATOP system, is to be completed by Holders of Existing OCEANs for tenders that are made pursuant to the procedures for delivery by book-entry transfer set forth in the section titled “The Exchange Offer — Procedures for Tendering Existing OCEANs” in the Offering Circular. Book-Entry Confirmation as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof), or an electronic confirmation pursuant to DTC’s ATOP system, and any other required documents, including any required signature guarantees, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. The book-entry transfer of Existing OCEANs must be accompanied by an Agent’s Message confirming that DTC has received express acknowledgment from the Holder that such Holder agrees to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such Holder. Electronic confirmation pursuant to DTC’s ATOP system must also include an express acknowledgment (an “Express Acknowledgment”) by the Holder that such Holder has received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such Holder. Existing OCEANs tendered hereby must be in denominations of $1,000 and any integral multiple thereof.

      Holders who wish to tender their Existing OCEANs and who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Existing OCEANs pursuant to the guaranteed delivery procedures set forth in the section titled “The Exchange Offer — Guaranteed Delivery Procedures,” in the Offering Circular. Pursuant to such procedures, (i) such tender must be made through an Eligible Guarantor Institution (as defined below), (ii) prior to 9:00 a.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Guarantor Institution a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof), or an electronic confirmation pursuant to DTC’s ATOP system, and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Existing OCEANs and the amount of Existing OCEANs tendered, stating that the tender is being made thereby and guaranteeing that within three (3) New York Stock Exchange, Inc. (“NYSE”) trading days after the Expiration Date, a Book-Entry Confirmation and any other documents requested by this Letter of Transmittal, including any signature guarantees, an Agent’s Message in the case of a book-entry transfer or an Express Acknowledgment in the case of a transfer through the ATOP system, will be deposited by the Eligible Guarantor Institution with the Exchange Agent, and (iii) a Book-Entry Confirmation and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three (3) NYSE trading days after the Expiration Date.

      The delivery of the Existing OCEANs and all other required documents will be deemed made only when confirmed by the Exchange Agent. The method of delivery of this Letter of Transmittal and all other required documents is at the election and risk of the tendering Holder. If such delivery is by mail, it is recommended that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or other documents should be sent to the Company.

      See the section titled “The Exchange Offer,” in the Offering Circular.

      2. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder of the Existing OCEANs tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such Existing OCEANs in the DTC system without any change whatsoever.

      If any tendered Existing OCEANs are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

      If any tendered Existing OCEANs are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations. When this Letter of Transmittal is signed by the registered Holder or Holders of the Existing OCEANs specified herein and tendered hereby, no separate bond powers are required. If, however, the New OCEANs are to be issued to a person other than the registered Holder, then separate bond powers are required.

      If this Letter of Transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

      Signatures on bond powers required by this Instruction 2 must be guaranteed by an Eligible Guarantor Institution. An Eligible Guarantor Institution (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), means:

(i) Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

(ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Exchange Act;

(iii) Credit unions (as that term is defined in Section 19b(1)(A) of the Federal Reserve Act);

(iv) National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Exchange Act; and

(v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

      Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Guarantor Institution, provided the Existing OCEANs are tendered:

(i) by a registered Holder of Existing OCEANs (including any participant in the DTC system whose name appears on a security position listing as the Holder of such Existing OCEANs) who has not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal, or

(ii) for the account of an Eligible Guarantor Institution.

      3. Special Issuance and Delivery Instructions. If New OCEANs are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New OCEANs are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Existing OCEANs not exchanged will be returned by crediting the account maintained at DTC specified herein. See Instruction 9.

      In the case of issuance in a different name, separate bond powers with a guaranteed signature are required and the employer identification or social security number of the person named must also be indicated.

      4. Important Tax Information. Under current federal income tax law, a Holder whose tendered Existing OCEANs are accepted for exchange may be subject to backup withholding unless the Holder provides the Exchange Agent with either (i) such Holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such Holder is an individual, the TIN is such Holder’s social security number. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to certain penalties imposed by the Internal Revenue Service.

      Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 BEN, W-8ECI, W-8IMY or W-8EXP, as applicable, (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder’s exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”) for additional instructions.

      If backup withholding applies, the Company is required to withhold a portion of certain payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

      NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Existing OCEANs to it or its order pursuant to the Exchange Offer. If, however, New OCEANs are to be registered or issued in the name of any person other than the registered Holder of the Existing OCEANs tendered hereby, or if tendered Existing OCEANs are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Existing OCEANs to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, no New OCEANs will be issued until such evidence is received by the Exchange Agent.

      6. Waiver of Conditions. The Company reserves the absolute right to waive or amend, in its discretion, in whole or in part, at any time prior to 9:00 a.m., New York City time, on the Expiration Date, satisfaction of any or all conditions enumerated in the Offering Circular, which may result in an extension of the period of time for which the Exchange Offer is kept open.

      7. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing OCEANs, by execution of this Letter of Transmittal (or an Agent’s Message in lieu thereof), shall waive any right to receive notice of the acceptance of their Existing OCEANs for exchange.

      The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Existing OCEANs, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Existing OCEANs not properly tendered or to not accept any particular Existing OCEANs which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Existing OCEANs either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Existing OCEANs in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Existing OCEANs either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Existing OCEANs for exchange must be cured within such reasonable period of time as the Company shall determine. None of the Company, the Exchange Agent, the Information Agent or any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Existing OCEANs for exchange, nor shall any of them incur any liability for failure to give such notification.

      8. Partial Tenders. Tenders of Existing OCEANs will be accepted only in integral multiples of $1,000 original principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Existing OCEANs, fill in the original principal amount of Existing OCEANs which are tendered for exchange on the form entitled “Description of Existing OCEANs,” as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate for the remainder of the principal amount of the Existing OCEANs will be sent to the Holders unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

      9. Withdrawal of Tenders. Tenders of Existing OCEANs may be withdrawn at any time prior to 9:00 a.m., New York City time, on the Expiration Date. A valid withdrawal of tendered Existing OCEANs on or prior to the Expiration Date shall be deemed a valid revocation of the tender of the Existing OCEANs. Tenders of any Existing OCEANs will automatically be withdrawn if the Exchange Offer is terminated without any such Existing OCEANs being exchanged as provided in the Offering Circular. In the event of termination of the Exchange Offer, the Existing OCEANs tendered pursuant to such exchange offer will be returned to the tendering Holder promptly.

      For a withdrawal of a tender of Existing OCEANs to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above or, in the case of Eligible Guarantor Institutions, at the facsimile number above, prior to 9:00 a.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing OCEANs to be withdrawn (the “Depositor”), (ii) in the case of a tender by book-entry transfer, specify the name and number of the account at DTC to be credited with the withdrawn Existing OCEANs and otherwise comply with the procedures of such facility, (iii) contain a statement that such Holder is withdrawing its election to have such Existing OCEANs exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Existing OCEANs were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Existing OCEANs register the transfer of such Existing OCEANs in the name of the person withdrawing the tender and (v) specify the original principal amount of Existing OCEANs to be withdrawn, if not all of the Existing OCEANs have been tendered by the Holder. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Existing OCEANs so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New OCEANs will be issued with respect thereto unless the Existing OCEANs so withdrawn are validly retendered. Any Existing OCEANs that have been tendered for exchange but which are not exchanged for any reason will be credited into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in the section titled “The Exchange Offer — Procedures for Tendering Existing OCEANs”, in the Offering Circular, and such Existing OCEANs will be credited to the account specified herein maintained with DTC for the Existing OCEANs as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing OCEANs may be retendered by following the procedures described above at any time prior to 9:00 a.m., New York City time, on the Expiration Date.

      Any attempted withdrawal of previously tendered Existing OCEANs other than in accordance with the provisions described above and in the Offering Circular will not constitute a valid withdrawal of such tender.

      All questions as to form and validity (including time of receipt) of any delivery or revocation of a tender will be determined by the Company, in its sole discretion, which determination will be final and binding. None of the Company, the Exchange Agent, the Information Agent, the Trustee or any other person will be under any duty to give notification of any defect or irregularity in any delivery or revocation of a tender or incur any liability for failure to give any such notification.

      10. Mutilated, Lost, Stolen or Destroyed Private Notes. Any tendering Holder whose Existing OCEANs have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

      11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Existing OCEANs and requests for assistance may be directed to the Exchange Agent at the address and telephone number set forth herein. Requests for additional copies of the Offering Circular and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents, may be directed to the information agent (the “Information Agent”), at the following address and telephone numbers.

Georgeson Shareholder

17 State Street, 10th Floor
New York, NY 10004
Banks and Brokers call: (212) 440-9800
All others call toll free: (866) 873-6980

TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS

(SEE INSTRUCTION 4)

PAYER’S NAME: AMERUS GROUP CO.

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR Employer Identification Number

Department of the Treasury Internal Revenue Service	Part 2 — Certification Under Penalties of Perjury, I certify that:	Part 3 — Awaiting TIN ☐

Payer’s Request for Taxpayer Identification Number (TIN) and Certification	(1) The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including U.S. resident alien); and

(4) Any other information provided on this form is true and correct.

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

	Signature	Date

Name

Address

	City	Zip Code

State

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, a portion of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

      Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended (the “Code”). “IRS” is the Internal Revenue Service.

Give the SOCIAL
SECURITY number
For this type of account:		of —

1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5.	Sole proprietorship account or single-owner LLC	The owner(3)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of —

6.	A valid trust, estate, or pension trust	The legal entity(4)
7.	Corporate account or LLC electing corporate status on Form 8832	The corporation
8.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization
9.	Partnership account or multi-member LLC	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity
12.	Sole proprietorship account or single-owner LLC	The owner(3)

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	You must show your individual name. You may also enter your business name. You may use either your Social Security number or your Employer Identification number.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. U.S. resident aliens who cannot obtain a Social Security number must apply for an ITIN (Individual Taxpayer Identification Number) on Form W-7.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

• An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement plan or a custodial account under Section 403(b)(7) of the Code, if the account satisfies the requirements of Section 401(f)(2) of the Code.
• The U.S. or any agency or instrumentality thereof.
• A State, the District of Columbia, a possession of the U.S., or any subdivision or instrumentality thereof.
• A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
• An international organization or any agency or instrumentality thereof.

Other payees that MAY BE EXEMPT from backup withholding include the following:

• A corporation.
• A financial institution.
• A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S..
• A real estate investment trust.
• A common trust fund operated by a bank under Section 584(a) of the Code.
• A trust exempt from tax under Section 664 of the Code or a trust described in Section 4947 of the Code.
• An entity registered at all times during the tax year under the Investment Company Act of 1940.
• A foreign central bank of issue.
• A futures commission merchant registered with the Commodity Futures Trading Commission.
• A middleman known in the investment community as a nominee or custodian.

Payments Exempt from Backup Withholding

Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

• Payments to nonresident aliens subject to withholding under Section 1441 of the Code.
• Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
• Payments of patronage dividends where the amount received is not paid in money.
• Payments made by certain foreign organizations.
• Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

• Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
• Payments of tax-exempt interest (including exempt interest dividends under Section 852 of the Code).
• Payments described in Section 6049(b)(5) to nonresident aliens.
• Payments on tax-free covenant bonds under Section 1451 of the Code.
• Payments made by certain foreign organizations.
• Mortgage or student loan interest paid to you.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code and the regulations promulgated thereunder.

Exempt payees described above that are U.S. persons (including a U.S. resident alien individual) should file Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR NAME, ADDRESS, STATUS AND TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF PART II OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER A COMPLETED INTERNAL REVENUE FORM W-8BEN, W-8ECI, W-8IMY or W-8EXP, AS APPLICABLE.

Privacy Act Notice. — Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs. — If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX

CONSULTANT OR THE INTERNAL REVENUE SERVICE.